Exhibit 99.8

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UNITED STATES BANKRUPTCY COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA

:
In re:	:
: Chapter 11
SKINNY NUTRITIONAL CORP.,	: Case No. 13-13972 (JKF)
:
Debtor.

FINAL ORDER GRANTING (A) AUTHORITY TO OBTAIN
POSTPETITION FINANCING, (B) LIENS AND SUPER PRIORITY
ADMINISTRATIVE EXPENSE STATUS PURSUANT TO 11 U.S.C.
§§ 364(c)(1), (2) AND (3) AND 364(d), (C) RELIEF
FROM THE AUTOMATIC STAY AND (D) AUTHORITY TO
ENTER INTO AGREEMENTS WITH SKINNY NUTRITIONAL, LLC

AND NOW this _____ day of , 2013, upon consideration of the Expedited Motion of Skinny Nutritional Corp., for the Entry of a Final Order Granting (A) Authority to Obtain Postpetition Financing; (B) Liens and Super Priority Administrative Expense Status Pursuant to 11 U.S.C. §§ 364(c)(1), (2) and (3) and 364(d), (C) Relief from the Automatic Stay and (D) Authority to Enter into Agreements with Skinny Nutritional, LLC (the “Motion”) seeking, inter alia:

a.           authority, pursuant to sections 363 and 364 of the United States Bankruptcy Code, 11 U.S.C. §S 101 – 1532 (the “Bankruptcy Code”) and Rules 4001 and 9014 of the Federal Rules of Bankruptcy (the “Bankruptcy Rules”), for the Debtor to obtain postpetition loans, advances and other financial accommodations from Skinny Nutritional, LLC (the “Lender”) in the terms and conditions set forth in certain agreements pursuant to sections 364(c)(1), (2) and 364(c)(3) and 364(d) of the Bankruptcy Code;

b.           authority to enter into a certain loan, financing and security agreements by and among Debtor and Lender (collectively the “Financial Agreements”) (terms not otherwise defined herein shall have the meanings set forth in the Motion and/or Financial Agreements);

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c.           approval of the terms and conditions of the Loan Agreement by and between Debtor and Lender as so adopted;

d.           modification of the automatic stay;

e.           superpriority administrative claim status pursuant to section 364(c)(l) of the Bankruptcy Code and the granting of a lien under section 364(d) of the Bankruptcy Code senior to all creditors except those properly perfected and unavoidable liens of Trim Capital, LLC (“Trim”) and United Capital Funding (“UCF”) existing as of the Petition Date; and

g.          the setting of a final hearing on the Motion.

IT APPEARING THAT, at or prior to the final hearing on the Motion, pursuant to Bankruptcy Rules 4001(b), (c) and (d), the Debtor has provided each of the parties set forth below such notice of the time, place and nature of the final hearing as practicable under the circumstances, whether by telephone, facsimile, overnight courier or by hand delivery: (1) the Office of the United States Trustee, (2) Trim, (3) UCF, (4) all attorneys who have filed a request for service of all pleadings and notices under Bankruptcy Rule 2002, (5) all creditors known to the Debtor who have an interest in cash collateral, and (6) such taxing authorities as have alleged a claim against the Debtor, and

APPEARING, that Debtor filed voluntary petition for relief under chapter 11 of the Bankruptcy Code on May 3, 2013 (the “Petition Date”) and is continuing in the management and possession of its businesses and property as debtor-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code; and

APPEARING, that prior to the Petition Date, the Debtor was indebted to Trim Capital LLC (“Trim”) in the approximate principal amount of $1,200,000.00 (the “Trim Obligations”) under a certain Securities Purchase Agreement and a certain loan and security agreement between Trim and the Debtor (collectively the “Trim Documents”) and that amount of the secured claim of Trim has been fixed and reduced at $750,000.00, subject to the allowed liens of Trim, pursuant to a settlement agreement among the Debtor, Trim and certain other parties, as approved by order of the Court dated November 22, 2013 [ECF No. 182](“Trim Settlement Order”); and

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APPEARING, that Trim alleges that the Trim Obligations are secured by various first priority liens in certain of the assets of the Debtor (the “Asserted Trim Liens”), including a first lien on the Debtor’s intellectual property rights ( the “IP Rights”) and a second lien behind UCF on the Debtor’s receivables; and

APPEARING, that without the financing proposed by the Motion, Debtor will not have the funds necessary to pay its continuing obligations to vendors or complete the sale of substantially all of its assets; and it

APPEARING, that Debtor has requested that Lender make loans and advances to Debtor under and pursuant to a $250,000.00 line of credit in order to provide funds to be used by Debtor for its general operating, working capital and other business purposes in the ordinary course of Debtor’s business; and

APPEARING, that all such loans and advances by Lender will benefit the Debtor, its estate and creditors; and

APPEARING, that the ability of the Debtor to continue its businesses and remain a viable entity and thereafter proceed to sale under chapter 11 of the Bankruptcy Code depends upon Debtor obtaining such financing from Lender; and

APPEARING, that Lender is willing to make loans and advances to Debtor on a secured and administrative priority basis as described herein and subject to the terms and conditions contained herein and in the Loan Agreement and Financial Agreement; and

APPEARING, that the granting to the Lender of a first priority lien on the Debtor’s Assets under section 364(d) of the Bankruptcy Code, subject only to existing properly perfected and unavoidable liens of UCF and Trim as of the Petition Date, is appropriate under the circumstances, the Debtor having established that the availability of the credit line will advance the value of the Debtor’s IP rights and accounts and will allow the Debtor to return to full operations and profitability; and

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APPEARING, that the relief requested in the Motion is necessary, essential, and appropriate for the continued operation of Debtor’s business and the management and preservation of Debtor’s assets and properties and is in the best interests of Debtor, its estate and creditors;

NOW, THEREFORE, upon the submissions, offers of proof and the record set forth by Debtor, including the Motion, the files and pleadings in this case, the record of the proceedings heretofore held before this Court with respect to the Motion and upon completion of the hearing and sufficient cause appearing therefor, the Court hereby finds as follows:

A.           The Debtor is unable to obtain unsecured credit allowable under section 503(b)(1) of the Bankruptcy Code or pursuant to sections 364(a) and (b) of the Bankruptcy Code.

B.           Under the circumstances, no other source of financing exists on terms more favorable than those offered by Lender.

C.           The notice of the hearing on the Motion constitutes sufficient and adequate notice in accordance with Bankruptcy Rules 4001(b), (c) and (d) and sections 102(1) and 364(c) of the Bankruptcy Code. No further notice of the relief sought in the Motion is required.

D.           Consideration of this Motion constitutes a “core proceeding” as defined in 28 U.S.C. §§157(b)(2)(A), (D), (G), (M) and (O). This Court has jurisdiction over this proceeding and the parties and property affected hereby pursuant to 28 U.S.C. §§ 157 and 1334.

E.           The relief granted by this Court pursuant to this Final Order is necessary to avoid immediate and irreparable harm and injury to Debtor’s estate.

F.           Good, adequate and sufficient cause has been shown to justify the granting of the relief requested herein, and the immediate entry of this Order.

G.           The terms and conditions of this order and the Financial Agreements have been negotiated in good faith and at arm’s length by the parties involved. Accordingly, the Court finds the agreements between the parties as described herein have been made in good faith as that term is used in section 364(e) of the Bankruptcy Code.

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ACCORDINGLY, IT IS HEREBY ORDERED, ADJUDGED AND DECREED, that:

1.           The Motion, as it relates to financing and approval of the Loan Agreement and the other related Financial Agreements, is granted.

2.           Appropriate notice of the hearing requesting the entry of the Motion and the hearing thereon has been provided.

3.           The Debtor is hereby authorized and empowered to immediately borrow from Lender pursuant to the terms of this Final Order and the terms and conditions set forth in the Loan Agreement, in such amount or amounts as may be made available to Debtor by Lender, up to the aggregate amount of $250,000.00.

4.           Debtor shall use the proceeds of the loans and advances made by Lender to Debtor to pay the day to day costs of the operation of the Debtor’s business, and to proceed with its efforts to sell substantially all of its assets, in accordance with the terms of the Loan Agreement.

5.           For purposes of this Order, the term “Budget” means the budget, attached hereto as Exhibit 1, as such Budget shall be amended, supplemented and/or extended in the manner set forth herein and in the Loan Agreement.

6.           The Debtor is hereby authorized to use the proceeds of the Loan as expressly provided in the Loan Agreement, the Financial Agreements and this Order and only in a manner consistent with the Budget.

7.           For purposes of clarification, any and all expense categories that are included in both the Budget and the budget accompanying the Final Stipulation and Consent Order Authorizing Debtor to Use Cash Collateral Pursuant to 11 U.S.C. § 361 and 363 and Bankruptcy Rule 4001 (the “UCF Budget”) shall be paid first from UCF’s cash collateral in accordance with the UCF Budget.

8.           The Debtor is authorized and directed to perform and comply and to continue to perform and comply with all of the terms, conditions and covenants of the Loan Agreement and such terms, conditions and covenants shall be sufficient and conclusive evidence of the borrowing arrangements between Debtor and Lender and of Debtor’s agreement to the terms, conditions and covenants of the Loan Agreement for all purposes, including, without limitation, the payment of all principal, interest and fees and expenses, all as more fully set forth in the Loan Agreement.

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9.           To secure the prompt payment and performance of the Debtor’s liabilities to the Lender, Lender shall upon closing have and is hereby granted, valid and perfected security interests and liens, superior to all other creditors of Debtor’s estate, in and upon all of the existing and future assets of the Debtor, whether acquired prior to, concurrently with or after the filing of the petition commencing Debtor's chapter 11 case, including, without limitation, all inventory, goods, accounts, deposit accounts, accounts receivable, equipment, investment property, contract rights, commercial tort claims (except for the claims against Trim under applicable law or the Bankruptcy Code, including any avoidance or subordination claims), general intangibles, including the IP Rights, all as more fully defined as the “Collateral” in the Loan Agreement, subordinate only to (i) the Allowed Trim Liens granted pursuant to the Trim Settlement Order, and (ii) all prepetition liens of UCF in UCF’s prepetition collateral as of the Petition Date and all current and future postpetition liens granted to UCF pursuant to the Interim and Final Orders Granting the Motion of the Debtor Pursuant to 11 U.S.C. §§ 361, 363 and 364 Approving Postpetition Financing with United Capital Funding Corp. under and Pursuant to § 364(C), (D) and Confirming Prepetition Liens of United Capital Funding Corp. (the “DIP Factoring Order”) and the First Interim and Final Stipulation and Consent Order Authorizing the Debtor to Use Cash Collateral for a Limited Period Pursuant t to 11 U.S.C. §§ 361 and 363 and Bankruptcy Rule 4001.

10.           Lender shall have all rights and remedies with respect to Debtor, its liabilities under the Loan Agreement and any Financial Agreements (the “Liabilities”) and the Collateral, as are set forth in the Loan Agreement and this Final Order.

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11.           This Order shall be sufficient and conclusive evidence of the priority, perfection and validity of all of the security interests and mortgages in and liens upon the property of the Debtor’s estate granted to Lender as set forth herein and in the Loan and Financial Agreements without the necessity of filing, recording or serving any financing statements, leasehold mortgages, mortgages or other documents which may otherwise be required under federal or state law in any jurisdiction or the taking of any other action to validate or perfect the security interests and liens granted to Lender in this Final Order and the Loan and Financial Agreements If the Lender shall, in its discretion, elect for any reason to file any such financing statements, mortgages or other documents with respect to such security interests and liens, Debtor is authorized and directed to execute, or cause to be executed, all such financing statements or other documents upon Lender’s request and the filing, recording or service thereof (as the case may be) of such financing statements, mortgages or similar documents shall be deemed to have been made at the time of and on the Petition Date. The Lender may, in its discretion, file a copy of this Order in any filing or recording office in any county or other jurisdiction in which Debtor has an interest in real or personal property and, in such event, the subject filing or recording officer is authorized and directed to file or record such certified copy of this Order in accordance with applicable law. The liens granted Lender hereby shall be deemed valid and perfected notwithstanding the requirements of non-bankruptcy law with respect to perfection.

12.           The Debtor is hereby authorized and directed to perform all acts, and execute and comply with the terms of such other Financing Agreements, including, without limitation any security documents as the Lender may reasonably require as evidence of and for the protection of the Liabilities and the Collateral or which may be otherwise deemed necessary by Lender to effectuate the terms and conditions of this Final Order and the Financing Agreements.

13.           The automatic stay provisions of section 362 of the Bankruptcy Code are vacated and modified to the extent necessary to permit Lender to implement the terms and conditions of the Loan Agreement, the Financial Agreements and the provisions of this Order.

14.           The Debtor is authorized and directed to deliver to Lender all of the documentation which Debtor is required to provide to Lender under the Loan Agreement, the Financial Agreements and this Order.

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15.           For all of the Obligations as defined in the Loan Agreement, and in addition to the foregoing, Lender is granted an allowed super-priority administrative claim in accordance with section 364(c)(1) of the Bankruptcy Code having priority in right of payment over any and all other obligations, liabilities and indebtedness of the Debtor, now in existence or hereafter incurred by Debtor except for claims of UCF and/or Trim arising under Section 364(c)(1) of the Bankruptcy Code. Further, the super priority claim allowed to Lender hereunder shall not be paid from the proceeds of Trim Collateral unless and until the Allowed Trim Claim is satisfied in full as provided in the Trim Settlement Order. And further, the super priority claims allowed to Lender hereunder shall not be paid from the proceeds of UCF’s collateral unless and until the secured claims of UCF are satisfied in full.

16.           Lender’s liens, security interests and super-priority administrative expense claim shall be subordinate only to the fees and expenses of Trim, UCF, the Clerk of this Court and the Office of the United States Trustee pursuant to 28 U.S.C. 1930, and except as provided for in this paragraph, no other claim or right of set-off, including, without limitation any post-petition super-priority administrative claims granted by order of the Bankruptcy Court, shall be granted or allowed priority superior to or pari passu with the priority of the claims of Lender granted by this Order in favor of Lender while any of the Liabilities remain outstanding.

17.           The provisions of this Order shall inure to the benefit of Debtor and Lender and shall be binding upon Debtor and Lender and their respective successors and assigns including any chapter 11 Trustee, chapter 7 Trustee, any committee, or other fiduciary hereafter appointed as a legal representative of the Debtor or with respect to property of the estates of Debtor and shall also be binding upon all creditors of Debtor and other parties in interest.

18.           The Debtor has requested immediate entry of this Final Order pursuant to Bankruptcy Rules 4001(b)(2) and (c)(2). The authorization granted herein on a final basis and to enter into the Loan Agreement and Financial Agreements is necessary to avoid immediate and irreparable harm to the Debtor and its estate. This Court concludes that entry of this Final Order is in the best interests of the Debtor and its estate and creditors as its implementation will, among other things, allow the Debtor to maximize the value of its assets.

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19.           If any or all of the provisions of this Order are hereafter modified, vacated or stayed, such modification, vacation or stay shall not affect (a) the validity of any obligation, indebtedness or liability incurred by Debtor to Lender prior to the effective date of such modification, vacation or stay, and any security interests, liens or priorities granted to the Lender hereunder or (b) the validity or enforceability of any security interest, lien, or priority authorized or created hereunder or pursuant to the Loan Agreement or Financial Agreements. Notwithstanding any such modification, vacation or stay, any indebtedness, obligations or liabilities incurred by Debtor to Lender respectively prior to the effective date of such modification, vacation or stay shall be governed in all respects by the original provisions of this Order, and Lender shall be entitled to all the rights, remedies, privileges and benefits granted herein and pursuant to the Financial Agreements with respect to all such indebtedness, obligations or liabilities. The obligations and indebtedness of Debtor to Lender under this Order or the Loan or Financial Agreements shall not be discharged by the entry of an order confirming any plan of reorganization in Debtor’s bankruptcy case or under the Bankruptcy Code, unless and until the Liabilities are paid in full prior to or concurrently with the entry of such order.

20.           To the extent the terms and conditions of the Loan Agreement or Financial Agreements are in conflict with the terms and conditions of this Order, the terms and conditions of this Order shall control.

21.           The terms of the Loan Agreement, the Financial Agreements and the terms of this Order have been negotiated in good faith and at arms’ length between Debtor and Lender, and any loans, advances or other financial and credit accommodations which are made or caused to be made to Debtor by Lender pursuant to the Loan Agreement and Financial Agreements are deemed to have been extended in good faith, as the term “good faith” is used in section 364(e) of the Bankruptcy Code, and shall be entitled to the full protection of section 364(e) of the Bankruptcy Code.

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BY THE COURT

Date	/s/ Jean K. FitzSimon
The Honorable Jean K. FitzSimon
United States Bankruptcy Judge

Copy to:

Edmond M. George, Esquire
OBERMAYER REBMANN
MAXWELL & HIPPEL LLP
1617 John F. Kennedy Boulevard
One Penn Center, Suite 1900
Philadelphia, PA 19103

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EXHIBIT “A”

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DIP Expense Categories
			WEEK OF
Through January 10, 2014	25-Nov	2-Dec	9-Dec	16-Dec	23-Dec	30-Dec	6-Jan	Totals

Expenses
Travel	1,000		1,000		1,000			3,000
Insurance D&O/Product	1,250		417		417			2,083
Other Personnel-Bookkeeper	0		1,000		1,000			2,000
Notification Costs (Printing, Postage, etc.)	25,000		25,000		0			50,000
Investment Banker Fee, incl out of pocket	12,000		12,000		12,000			36,000
Trademark Maintenance	4,000		4,000		4,000			12,000
Trustee Fees	7,500		0		7,500			15,000
Accounting	2,500		2,500		2,500			7,500

Total Budget	53,250		45,917		28,417			127,583

Reserve								22,417

Total								150,000